Company financial information (Parent Corporation)	12 Months Ended
Dec. 31, 2025
Condensed Financial Information Disclosure [Abstract]
Company financial information (Parent Corporation)	Company financial information (Parent Corporation)
In connection with our single point of entry resolution strategy, we have established an intermediate holding company (“IHC”) to facilitate the provision of capital and liquidity resources to certain key subsidiaries in the event of material financial distress or failure. In 2017, we entered into a binding support agreement with those key subsidiaries and other related entities that requires the IHC to provide that support. The support agreement requires the Parent to transfer cash and other liquid financial assets to the IHC on an ongoing basis, subject to certain amounts retained by the Parent to meet its near-term cash needs. The Parent’s and the IHC’s obligations under the support agreement are secured. The IHC has provided unsecured subordinated funding notes to the Parent as well as a committed line of credit that allows the Parent to draw funds necessary to service near-term obligations. As a result, during business-as-usual circumstances, the Parent is expected to continue to have access to the funds necessary to pay dividends, repurchase common stock, service its debt and satisfy its other obligations. If our projected financial resources deteriorate so severely that resolution of the Parent becomes imminent, the committed line of credit the IHC provided to the Parent will automatically terminate, with all amounts outstanding becoming due and payable, and the support agreement will require the Parent to transfer most of its remaining assets (other than stock in subsidiaries and a cash reserve to fund bankruptcy expenses) to the IHC. As a result, during a period of severe financial stress, the Parent could become unable to meet its debt and payment obligations (including with respect to its securities), causing the Parent to seek protection under bankruptcy laws earlier than it otherwise would have.

Our bank subsidiaries are subject to dividend limitations under the federal and state banking laws. Under these statutes, prior regulatory consent is required for dividends in any year that would exceed the bank’s net profits for such year combined with retained net profits for the prior two years. Additionally, such bank subsidiaries may not declare dividends in excess of net profits on hand, as defined, after deducting the amount by which the principal amount of all loans, on which interest is past due for a period of six months or more, exceeds the allowance for credit losses.

The payment of dividends also is limited by minimum capital requirements and buffers imposed on banks. As of Dec. 31, 2025, our bank subsidiaries exceeded these requirements.

Subsequent to Dec. 31, 2025, our U.S. bank subsidiaries could declare dividends to the Parent of approximately $101 million, without the need for a regulatory waiver. In addition, at Dec. 31, 2025, non-bank subsidiaries of the Parent had liquid assets of approximately $4.4 billion.

The bank subsidiaries declared dividends of $5.3 billion in 2025, $4.3 billion in 2024 and $3.5 billion in 2023. The Federal Reserve and the Office of the Comptroller of the Currency have issued additional guidelines that require BHCs and national banks to continually evaluate the level of cash dividends in relation to their respective operating income, capital needs, asset quality and overall financial condition.

The Federal Reserve policy with respect to the payment of cash dividends by BHCs provides that, as a matter of prudent banking, a BHC should not maintain a rate of cash dividends unless its net income available to common shareholders has been sufficient to fully fund the dividends, and the prospective rate of earnings retention appears to be consistent with the holding company’s capital needs, asset quality and overall financial condition. The Federal Reserve can also prohibit a dividend if payment would constitute an unsafe or unsound banking practice.

In January 2023, we announced a share repurchase program approved by our Board of Directors providing for the repurchase of up to $5.0 billion of common shares beginning Jan. 1, 2023. This share repurchase plan replaced all previously authorized share repurchase plans.

In April 2024, we announced a new authorization providing for the repurchase of $6.0 billion of common shares in addition to any remaining capacity under the existing January 2023 authorization.

The Federal Reserve Act limits, and requires collateral for, extensions of credit by our insured subsidiary banks to the Parent and certain of its non-bank affiliates. Also, there are restrictions on the amounts of investments by such banks in stock and other securities of BNY and such affiliates, and restrictions on the acceptance of their securities as collateral for loans by such banks. Extensions of credit by the banks to each of our affiliates are limited to 10% of such bank’s regulatory capital, and in the aggregate for BNY and all such affiliates to 20%, and collateral must be between 100% and 130% of the amount of the credit, depending on the type of collateral.

In the event of impairment of the capital stock of one of the Parent’s national banks or The Bank of New York Mellon, the Parent, as the banks’ stockholder, could be required to pay such deficiency.

The Parent guarantees the uncommitted lines of credit of Pershing LLC and Pershing Limited subsidiaries. The Parent guarantees described above are full and unconditional and contain the standard provisions relating to parent guarantees of subsidiary debt. Additionally, the Parent guarantees or indemnifies obligations of its consolidated subsidiaries as needed. Generally, there are no stated notional amounts included in these indemnifications and the contingencies triggering the obligation for indemnification are not expected to occur. As a result, we are unable to develop an estimate of the maximum payout under these indemnifications. However, we believe the possibility is remote that we will have to make any material payment under these guarantees and indemnifications.

The Parent’s condensed financial statements are as follows:
Condensed Income Statement—The Bank of New York Mellon Corporation (Parent Corporation)

	Year ended Dec. 31,
(in millions)	2025	2024	2023
Dividends from bank subsidiaries	$5,259	$4,256	$3,472
Dividends from non-bank subsidiaries	715	1,616	1,070
Interest income from bank subsidiaries	29	53	71
Interest income from non-bank subsidiaries	38	70	64
(Loss) on securities held for sale	(3)	(2)	(1)
Other revenue	58	51	83
Total revenue	6,096	6,044	4,759
Interest expense (including $2, $20 and $23, to subsidiaries, respectively)	1,677	1,838	1,716
Other expense	235	200	291
Total expense	1,912	2,038	2,007
Income before income taxes and equity in undistributed net income of subsidiaries	4,184	4,006	2,752
(Benefit) for income taxes	(420)	(438)	(258)
Equity in undistributed net income:
Bank subsidiaries	93	(131)	(295)
Non-bank subsidiaries	852	217	587
Net income	5,549	4,530	3,302
Preferred stock dividends and redemption charge	(243)	(194)	(235)
Net income applicable to common shareholders of The Bank of New York Mellon Corporation	$5,306	$4,336	$3,067
Condensed Balance Sheet—The Bank of New York Mellon Corporation (Parent Corporation)

	Dec. 31,
(in millions)	2025	2024
Assets:
Cash and due from banks	$209	$117
Investment in and advances to subsidiaries and associated companies:
Banks	35,400	34,315
Other	39,155	39,712
Subtotal	74,555	74,027
Corporate-owned life insurance	816	809
Other assets	509	436
Total assets	$76,089	$75,389
Liabilities:
Deferred compensation	$379	$369
Affiliate borrowings	615	1,850
Other liabilities	1,440	2,025
Long-term debt	29,342	29,827
Total liabilities	31,776	34,071
Shareholders’ equity	44,313	41,318
Total liabilities and shareholders’ equity	$76,089	$75,389
Condensed Statement of Cash Flows—The Bank of New York Mellon Corporation (Parent Corporation)

	Year ended Dec. 31,
(in millions)	2025	2024	2023
Operating activities:
Net income	$5,549	$4,530	$3,302
Adjustments to reconcile net income to net cash provided by (used for) operating activities:
Equity in undistributed net (income) of subsidiaries	(945)	(86)	(292)
Deferred tax expense (benefit)	46	(18)	119
Change in accrued interest receivable	(54)	(30)	24
Change in accrued interest payable	(18)	54	24
Change in taxes payable (a)	(76)	15	276
Other, net	(121)	(67)	86
Net cash provided by operating activities	4,381	4,398	3,539
Investing activities:
Acquisitions of, investments in, and advances to subsidiaries (b)	2,927	(497)	592
Other, net	4	(4)	—
Net cash provided (used for) by investing activities	2,931	(501)	592
Financing activities:
Proceeds from issuance of long-term debt	3,242	5,237	5,988
Repayments of long-term debt	(4,509)	(5,213)	(6,055)
Change in advances from subsidiaries	(1,235)	556	364
Issuance of common stock	19	17	16
Issuance of preferred stock	1,483	—	—
Treasury stock acquired	(3,535)	(3,064)	(2,604)
Redemption of preferred stock	(1,000)	—	(500)
Cash dividends paid	(1,685)	(1,542)	(1,487)
Net cash (used for) financing activities	(7,220)	(4,009)	(4,278)
Change in cash and due from banks	92	(112)	(147)
Cash and due from banks at beginning of year	117	229	376
Cash and due from banks at end of year	$209	$117	$229
Supplemental disclosures
Interest paid	$1,695	$1,783	$1,693
Income taxes refunded	—	—	2
(a)    Includes payments received from subsidiaries for taxes of $810 million in 2025, $1,075 million in 2024 and $986 million in 2023.
(b) Includes $40 million of cash outflows, net of $2,967 million of cash inflows in 2025, $1,456 million of cash outflows, net of $959 million of cash inflows in 2024 and $1,963 million of cash outflows, net of $2,555 million of cash inflows in 2023.